Supplemental Information
First Quarter 2024

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Income statement
Net interest income	$14,032	$13,946	$14,379	$14,158	$14,448
Noninterest income	11,786	8,013	10,788	11,039	11,810
Total revenue, net of interest expense	25,818	21,959	25,167	25,197	26,258
Provision for credit losses	1,319	1,104	1,234	1,125	931
Noninterest expense	17,237	17,731	15,838	16,038	16,238
Income before income taxes	7,262	3,124	8,095	8,034	9,089
Pretax, pre-provision income (1)	8,581	4,228	9,329	9,159	10,020
Income tax expense (benefit)	588	(20)	293	626	928
Net income	6,674	3,144	7,802	7,408	8,161
Preferred stock dividends	532	306	532	306	505
Net income applicable to common shareholders	6,142	2,838	7,270	7,102	7,656
Diluted earnings per common share	0.76	0.35	0.90	0.88	0.94
Average diluted common shares issued and outstanding	8,031.4	8,062.5	8,075.9	8,080.7	8,182.3
Dividends paid per common share	$0.24	$0.24	$0.24	$0.22	$0.22

Performance ratios
Return on average assets	0.83%	0.39%	0.99%	0.94%	1.07%
Return on average common shareholders’ equity	9.35	4.33	11.24	11.21	12.48
Return on average shareholders’ equity	9.18	4.32	10.86	10.52	11.94
Return on average tangible common shareholders’ equity (2)	12.73	5.92	15.47	15.49	17.38
Return on average tangible shareholders’ equity (2)	12.07	5.71	14.41	14.00	15.98
Efficiency ratio	66.77	80.75	62.93	63.65	61.84

At period end
Book value per share of common stock	$33.71	$33.34	$32.65	$32.05	$31.58
Tangible book value per share of common stock (2)	24.79	24.46	23.79	23.23	22.78
Market capitalization	298,312	265,840	216,942	228,188	228,012
Number of financial centers - U.S.	3,804	3,845	3,862	3,887	3,892
Number of branded ATMs - U.S.	15,028	15,168	15,253	15,335	15,407
Headcount	212,335	212,985	212,752	215,546	217,059

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 30.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 30.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net interest income
Interest income	$36,285	$35,629	$33,624	$32,354	$28,655
Interest expense	22,253	21,683	19,245	18,196	14,207
Net interest income	14,032	13,946	14,379	14,158	14,448

Noninterest income
Fees and commissions	8,660	8,019	8,135	7,961	7,894
Market making and similar activities	3,888	998	3,325	3,697	4,712
Other income (loss)	(762)	(1,004)	(672)	(619)	(796)
Total noninterest income	11,786	8,013	10,788	11,039	11,810
Total revenue, net of interest expense	25,818	21,959	25,167	25,197	26,258

Provision for credit losses	1,319	1,104	1,234	1,125	931

Noninterest expense
Compensation and benefits	10,195	9,460	9,551	9,401	9,918
Occupancy and equipment	1,811	1,794	1,795	1,776	1,799
Information processing and communications	1,800	1,690	1,676	1,644	1,697
Product delivery and transaction related	851	882	880	956	890
Professional fees	548	550	545	527	537
Marketing	455	455	501	513	458
Other general operating	1,577	2,900	890	1,221	939
Total noninterest expense	17,237	17,731	15,838	16,038	16,238
Income before income taxes	7,262	3,124	8,095	8,034	9,089
Income tax expense (benefit)	588	(20)	293	626	928
Net income	$6,674	$3,144	$7,802	$7,408	$8,161
Preferred stock dividends	532	306	532	306	505
Net income applicable to common shareholders	$6,142	$2,838	$7,270	$7,102	$7,656

Per common share information
Earnings	$0.77	$0.36	$0.91	$0.88	$0.95
Diluted earnings	0.76	0.35	0.90	0.88	0.94
Average common shares issued and outstanding	7,968.2	7,990.9	8,017.1	8,040.9	8,065.9
Average diluted common shares issued and outstanding	8,031.4	8,062.5	8,075.9	8,080.7	8,182.3

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net income	$6,674	$3,144	$7,802	$7,408	$8,161
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	332	492	(642)	168	555
Net change in debit valuation adjustments	(188)	(267)	(25)	(404)	10
Net change in derivatives	(416)	4,236	(366)	(1,993)	2,042
Employee benefit plan adjustments	23	(464)	6	9	10
Net change in foreign currency translation adjustments	(20)	7	(23)	5	12
Other comprehensive income (loss)	(269)	4,004	(1,050)	(2,215)	2,629
Comprehensive income (loss)	$6,405	$7,148	$6,752	$5,193	$10,790

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net interest income
Interest income
Loans and leases	$15,240	$15,227	$14,830	$13,970	$13,097
Debt securities	6,137	5,417	4,658	4,691	5,460
Federal funds sold and securities borrowed or purchased under agreements to resell	5,175	5,124	4,888	4,955	3,712
Trading account assets	2,455	2,452	2,217	2,076	2,028
Other interest income	7,278	7,409	7,031	6,662	4,358
Total interest income	36,285	35,629	33,624	32,354	28,655

Interest expense
Deposits	9,138	8,724	7,340	5,785	4,314
Short-term borrowings	8,535	8,389	7,629	8,355	6,180
Trading account liabilities	546	557	510	472	504
Long-term debt	4,034	4,013	3,766	3,584	3,209
Total interest expense	22,253	21,683	19,245	18,196	14,207
Net interest income	$14,032	$13,946	$14,379	$14,158	$14,448

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$931	$1,010	$994	$1,023	$956
Other card income	532	509	526	523	513
Total card income	1,463	1,519	1,520	1,546	1,469
Service charges
Deposit-related fees	1,122	1,116	1,124	1,045	1,097
Lending-related fees	320	330	340	319	313
Total service charges	1,442	1,446	1,464	1,364	1,410
Investment and brokerage services
Asset management fees	3,270	3,012	3,103	2,969	2,918
Brokerage fees	917	897	860	870	934
Total investment and brokerage services	4,187	3,909	3,963	3,839	3,852
Investment banking fees
Underwriting income	901	478	531	657	569
Syndication fees	294	278	209	180	231
Financial advisory services	373	389	448	375	363
Total investment banking fees	1,568	1,145	1,188	1,212	1,163
Total fees and commissions	8,660	8,019	8,135	7,961	7,894
Market making and similar activities	3,888	998	3,325	3,697	4,712
Other income (loss)	(762)	(1,004)	(672)	(619)	(796)
Total noninterest income	$11,786	$8,013	$10,788	$11,039	$11,810

(1)Gross interchange fees and merchant income were $3.2 billion, $3.4 billion, $3.4 billion, $3.4 billion and $3.2 billion and are presented net of $2.3 billion, $2.4 billion, $2.4 billion, $2.4 billion and $2.2 billion of expenses for rewards and partner payments as well as certain other card costs for the first quarter of 2024 and the fourth, third, second and first quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2024	December 31 2023	March 31 2023
Assets
Cash and due from banks	$23,550	$27,892	$29,327
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	289,854	305,181	346,891
Cash and cash equivalents	313,404	333,073	376,218
Time deposits placed and other short-term investments	7,859	8,346	11,637
Federal funds sold and securities borrowed or purchased under agreements to resell	316,093	280,624	298,078
Trading account assets	318,172	277,354	314,978
Derivative assets	36,236	39,323	40,947
Debt securities:
Carried at fair value	323,119	276,852	172,510
Held-to-maturity, at cost	586,863	594,555	624,495
Total debt securities	909,982	871,407	797,005
Loans and leases	1,049,156	1,053,732	1,046,406
Allowance for loan and lease losses	(13,213)	(13,342)	(12,514)
Loans and leases, net of allowance	1,035,943	1,040,390	1,033,892
Premises and equipment, net	11,901	11,855	11,708
Goodwill	69,021	69,021	69,022
Loans held-for-sale	8,762	6,002	6,809
Customer and other receivables	86,106	81,881	79,902
Other assets	160,324	160,875	154,461
Total assets	$3,273,803	$3,180,151	$3,194,657

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$524,982	$530,619	$617,922
Interest-bearing	1,304,508	1,273,904	1,183,106
Deposits in non-U.S. offices:
Noninterest-bearing	16,502	16,427	17,686
Interest-bearing	100,504	102,877	91,688
Total deposits	1,946,496	1,923,827	1,910,402
Federal funds purchased and securities loaned or sold under agreements to repurchase	329,658	283,887	314,380
Trading account liabilities	114,326	95,530	92,452
Derivative liabilities	40,401	43,432	40,169
Short-term borrowings	38,895	32,098	56,564
Accrued expenses and other liabilities	214,129	207,527	216,621
Long-term debt	296,346	302,204	283,873
Total liabilities	2,980,251	2,888,505	2,914,461
Shareholders’ equity
Preferred stock, $0.01 par value; authorized –100,000,000 shares; issued and outstanding – 4,088,099, 4,088,099 and 4,088,099 shares	28,397	28,397	28,397
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,866,868,200, 7,895,457,665 and 7,972,438,148 shares	54,310	56,365	57,264
Retained earnings	228,902	224,672	213,062
Accumulated other comprehensive income (loss)	(18,057)	(17,788)	(18,527)
Total shareholders’ equity	293,552	291,646	280,196
Total liabilities and shareholders’ equity	$3,273,803	$3,180,151	$3,194,657

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,838	$6,054	$4,276
Loans and leases	19,250	18,276	15,754
Allowance for loan and lease losses	(920)	(826)	(797)
Loans and leases, net of allowance	18,330	17,450	14,957
All other assets	256	269	129
Total assets of consolidated variable interest entities	$24,424	$23,773	$19,362

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$3,387	$2,957	$1,339
Long-term debt	8,157	8,456	4,883
All other liabilities	18	19	7
Total liabilities of consolidated variable interest entities	$11,562	$11,432	$6,229

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	March 31 2024	December 31 2023	March 31 2023
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$196,625	$194,928	$184,432
Tier 1 capital	225,021	223,323	212,825
Total capital	252,390	251,399	242,743
Risk-weighted assets	1,660,396	1,651,232	1,621,900
Common equity tier 1 capital ratio	11.8%	11.8%	11.4%
Tier 1 capital ratio	13.6	13.5	13.1
Total capital ratio	15.2	15.2	15.0

Advanced Approaches
Common equity tier 1 capital	$196,625	$194,928	$184,432
Tier 1 capital	225,021	223,323	212,825
Total capital	242,452	241,449	233,877
Risk-weighted assets	1,470,041	1,458,746	1,427,494
Common equity tier 1 capital ratio	13.4%	13.4%	12.9%
Tier 1 capital ratio	15.3	15.3	14.9
Total capital ratio	16.5	16.6	16.4

Leverage-based metrics (1):
Adjusted average assets	$3,168,595	$3,135,468	$3,018,318
Tier 1 leverage ratio	7.1%	7.1%	7.1%

Supplementary leverage exposure	$3,725,480	$3,676,365	$3,554,884
Supplementary leverage ratio	6.0%	6.1%	6.0%

Total ending equity to total ending assets ratio	9.0	9.2	8.8
Common equity ratio	8.1	8.3	7.9
Tangible equity ratio (2)	7.0	7.1	6.7
Tangible common equity ratio (2)	6.1	6.2	5.8

(1)Regulatory capital ratios at March 31, 2024 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Total capital ratio under the Standardized approach for March 31, 2024 and December 31, 2023, and the Common equity tier 1 ratio under the Standardized approach for March 31, 2023.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 30.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	March 31 2024	December 31 2023	March 31 2023
Total common shareholders' equity	$265,155	$263,249	$251,799
CECL transitional amount (1)	627	1,254	1,254
Goodwill, net of related deferred tax liabilities	(68,648)	(68,648)	(68,644)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,148)	(7,912)	(7,835)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,481)	(1,496)	(1,538)
Defined benefit pension plan net assets, net-of-tax	(775)	(764)	(882)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,584	1,342	484
Accumulated net (gain) loss on certain cash flow hedges (2)	8,449	8,025	9,886
Other	(138)	(122)	(92)
Common equity tier 1 capital	196,625	194,928	184,432
Qualifying preferred stock, net of issuance cost	28,396	28,396	28,396
Other	—	(1)	(3)
Tier 1 capital	225,021	223,323	212,825
Tier 2 capital instruments	14,176	15,340	17,845
Qualifying allowance for credit losses (3)	13,592	12,920	12,449
Other	(399)	(184)	(376)
Total capital under the Standardized approach	252,390	251,399	242,743
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(9,938)	(9,950)	(8,866)
Total capital under the Advanced approaches	$242,452	$241,449	$233,877

(1)March 31, 2024, December 31, 2023 and March 31, 2023 include 25 percent, 50 percent and 50 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021, respectively.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2024			Fourth Quarter 2023			First Quarter 2023
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$346,463	$4,531	5.26%	$380,362	$5,050	5.27%	$202,700	$1,999	4.00%
Time deposits placed and other short-term investments	9,728	116	4.80	8,370	115	5.48	10,581	108	4.16
Federal funds sold and securities borrowed or purchased under agreements to resell	304,821	5,175	6.83	297,149	5,124	6.84	287,532	3,712	5.24
Trading account assets	202,461	2,482	4.93	194,551	2,474	5.05	183,657	2,040	4.50
Debt securities	842,483	6,162	2.92	802,657	5,445	2.68	851,177	5,485	2.58
Loans and leases (2)
Residential mortgage	227,748	1,803	3.17	228,975	1,790	3.12	229,275	1,684	2.94
Home equity	25,522	390	6.14	25,756	411	6.34	26,513	317	4.84
Credit card	99,815	2,786	11.22	100,389	2,778	10.98	91,775	2,426	10.72
Direct/Indirect and other consumer	103,371	1,399	5.45	103,606	1,386	5.31	105,657	1,186	4.55
Total consumer	456,456	6,378	5.61	458,726	6,365	5.52	453,220	5,613	5.00
U.S. commercial	379,566	5,236	5.55	379,215	5,176	5.42	376,852	4,471	4.81
Non-U.S. commercial	125,024	2,170	6.98	125,371	2,208	6.99	127,003	1,778	5.68
Commercial real estate	71,986	1,311	7.33	73,140	1,351	7.33	70,591	1,144	6.57
Commercial lease financing	14,858	200	5.41	14,253	184	5.14	13,686	147	4.33
Total commercial	591,434	8,917	6.06	591,979	8,919	5.98	588,132	7,540	5.20
Total loans and leases	1,047,890	15,295	5.87	1,050,705	15,284	5.78	1,041,352	13,153	5.11
Other earning assets	106,737	2,682	10.10	95,971	2,282	9.43	94,427	2,292	9.82
Total earning assets	2,860,583	36,443	5.12	2,829,765	35,774	5.02	2,671,426	28,789	4.36
Cash and due from banks	24,185			24,690			27,784
Other assets, less allowance for loan and lease losses	362,391			358,704			396,848
Total assets	$3,247,159			$3,213,159			$3,096,058
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$956,716	$5,012	2.11%	$942,561	$4,868	2.05%	$975,085	$2,790	1.16%
Time and savings deposits	325,765	3,059	3.78	317,971	2,846	3.55	196,984	919	1.89
Total U.S. interest-bearing deposits	1,282,481	8,071	2.53	1,260,532	7,714	2.43	1,172,069	3,709	1.28
Non-U.S. interest-bearing deposits	104,373	1,067	4.11	101,766	1,010	3.94	91,603	605	2.68
Total interest-bearing deposits	1,386,854	9,138	2.65	1,362,298	8,724	2.54	1,263,672	4,314	1.38
Federal funds purchased and securities loaned or sold under agreements to repurchase	350,507	6,026	6.92	329,696	5,883	7.08	256,015	3,551	5.63
Short-term borrowings and other interest-bearing liabilities	141,091	2,509	7.15	149,273	2,506	6.67	156,887	2,629	6.79
Trading account liabilities	51,757	546	4.24	47,294	557	4.67	43,953	504	4.65
Long-term debt	254,782	4,034	6.35	256,262	4,013	6.24	244,759	3,209	5.28
Total interest-bearing liabilities	2,184,991	22,253	4.10	2,144,823	21,683	4.01	1,965,286	14,207	2.93
Noninterest-bearing sources
Noninterest-bearing deposits	520,608			542,713			629,977
Other liabilities (3)	249,049			237,005			223,543
Shareholders’ equity	292,511			288,618			277,252
Total liabilities and shareholders’ equity	$3,247,159			$3,213,159			$3,096,058
Net interest spread			1.02%			1.01%			1.43%
Impact of noninterest-bearing sources			0.97			0.96			0.77
Net interest income/yield on earning assets (4)		$14,190	1.99%		$14,091	1.97%		$14,582	2.20%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $44.1 billion, $42.3 billion and $37.3 billion of structured notes and liabilities for the first quarter of 2024 and the fourth and first quarters of 2023, respectively.
(4)Net interest income includes FTE adjustments of $158 million, $145 million and $134 million for the first quarter of 2024 and the fourth and first quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	March 31, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$37,971	$28	$(1,487)	$36,512
Agency-collateralized mortgage obligations	2,661	8	(219)	2,450
Commercial	10,978	66	(469)	10,575
Non-agency residential	310	46	(58)	298
Total mortgage-backed securities	51,920	148	(2,233)	49,835
U.S. Treasury and government agencies	229,830	81	(1,072)	228,839
Non-U.S. securities	21,249	23	(21)	21,251
Other taxable securities	3,285	2	(49)	3,238
Tax-exempt securities	10,134	11	(235)	9,910
Total available-for-sale debt securities	316,418	265	(3,610)	313,073
Other debt securities carried at fair value (1)	10,035	90	(79)	10,046
Total debt securities carried at fair value	326,453	355	(3,689)	323,119
Held-to-maturity debt securities
Agency mortgage-backed securities	457,841	—	(88,505)	369,336
U.S. Treasury and government agencies	121,658	—	(19,526)	102,132
Other taxable securities	7,400	—	(1,120)	6,280
Total held-to-maturity debt securities	586,899	—	(109,151)	477,748
Total debt securities	$913,352	$355	$(112,840)	$800,867

	December 31, 2023
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$39,195	$37	$(1,420)	$37,812
Agency-collateralized mortgage obligations	2,739	6	(201)	2,544
Commercial	10,909	40	(514)	10,435
Non-agency residential	449	3	(70)	382
Total mortgage-backed securities	53,292	86	(2,205)	51,173
U.S. Treasury and government agencies	179,108	19	(1,461)	177,666
Non-U.S. securities	22,868	27	(20)	22,875
Other taxable securities	4,910	1	(76)	4,835
Tax-exempt securities	10,304	17	(221)	10,100
Total available-for-sale debt securities	270,482	150	(3,983)	266,649
Other debt securities carried at fair value (1)	10,202	56	(55)	10,203
Total debt securities carried at fair value	280,684	206	(4,038)	276,852
Held-to-maturity debt securities
Agency mortgage-backed securities	465,456	—	(78,930)	386,526
U.S. Treasury and government agencies	121,645	—	(17,963)	103,682
Other taxable securities	7,490	—	(1,101)	6,389
Total held-to-maturity debt securities	594,591	—	(97,994)	496,597
Total debt securities	$875,275	$206	$(102,032)	$773,449

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

FTE basis data (1)
Net interest income	$14,190	$14,091	$14,532	$14,293	$14,582
Total revenue, net of interest expense	25,977	22,104	25,320	25,332	26,392
Net interest yield	1.99%	1.97%	2.11%	2.06%	2.20%
Efficiency ratio	66.36	80.22	62.55	63.31	61.53

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $158 million, $145 million, $153 million, $135 million and $134 million for the first quarter of 2024 and the fourth, third, second and first quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,190	$8,197	$1,814	$3,460	$681	$38
Noninterest income
Fees and commissions:
Card income	1,463	1,272	10	188	17	(24)
Service charges	1,442	578	23	750	90	1
Investment and brokerage services	4,187	78	3,600	18	495	(4)
Investment banking fees	1,568	—	63	850	708	(53)
Total fees and commissions	8,660	1,928	3,696	1,806	1,310	(80)
Market making and similar activities	3,888	5	34	68	3,830	(49)
Other income (loss)	(762)	36	47	646	62	(1,553)
Total noninterest income (loss)	11,786	1,969	3,777	2,520	5,202	(1,682)
Total revenue, net of interest expense	25,976	10,166	5,591	5,980	5,883	(1,644)
Provision for credit losses	1,319	1,150	(13)	229	(36)	(11)
Noninterest expense	17,237	5,475	4,264	3,012	3,492	994
Income (loss) before income taxes	7,420	3,541	1,340	2,739	2,427	(2,627)
Income tax expense (benefit)	746	885	335	753	704	(1,931)
Net income (loss)	$6,674	$2,656	$1,005	$1,986	$1,723	$(696)

Average
Total loans and leases	$1,047,890	$313,038	$218,616	$373,608	$133,756	$8,872
Total assets (1)	3,247,159	1,033,101	341,119	623,073	895,382	354,484
Total deposits	1,907,462	952,466	297,373	525,699	32,585	99,339
Quarter end
Total loans and leases	$1,049,156	$311,725	$219,844	$373,403	$135,267	$8,917
Total assets (1)	3,273,803	1,060,482	343,718	623,204	902,741	343,658
Total deposits	1,946,496	978,761	298,039	527,113	34,847	107,736

	Fourth Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,091	$8,268	$1,711	$3,435	$598	$79
Noninterest income
Fees and commissions:
Card income	1,519	1,324	12	194	15	(26)
Service charges	1,446	588	20	749	87	2
Investment and brokerage services	3,909	78	3,328	20	486	(3)
Investment banking fees	1,145	—	47	690	439	(31)
Total fees and commissions	8,019	1,990	3,407	1,653	1,027	(58)
Market making and similar activities	998	5	37	55	2,428	(1,527)
Other income (loss)	(1,004)	66	72	785	35	(1,962)
Total noninterest income (loss)	8,013	2,061	3,516	2,493	3,490	(3,547)
Total revenue, net of interest expense	22,104	10,329	5,227	5,928	4,088	(3,468)
Provision for credit losses	1,104	1,405	(26)	(239)	(60)	24
Noninterest expense	17,731	5,234	3,894	2,781	3,271	2,551
Income (loss) before income taxes	3,269	3,690	1,359	3,386	877	(6,043)
Income tax expense (benefit)	125	922	340	914	241	(2,292)
Net income (loss)	$3,144	$2,768	$1,019	$2,472	$636	$(3,751)

Average
Total loans and leases	$1,050,705	$313,438	$219,425	$374,862	$133,631	$9,349
Total assets (1)	3,213,159	1,038,418	336,067	624,093	867,953	346,628
Total deposits	1,905,011	959,247	292,478	527,597	31,950	93,739
Quarter end
Total loans and leases	$1,053,732	$315,119	$219,657	$373,891	$136,223	$8,842
Total assets (1)	3,180,151	1,049,830	344,626	621,751	817,588	346,356
Total deposits	1,923,827	969,572	299,657	527,060	34,833	92,705

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,582	$8,593	$1,876	$3,907	$109	$97
Noninterest income
Fees and commissions:
Card income	1,469	1,274	12	190	16	(23)
Service charges	1,410	599	19	714	78	—
Investment and brokerage services	3,852	74	3,238	9	533	(2)
Investment banking fees	1,163	—	39	668	469	(13)
Total fees and commissions	7,894	1,947	3,308	1,581	1,096	(38)
Market making and similar activities	4,712	5	34	45	4,398	230
Other income (loss)	(796)	161	97	670	23	(1,747)
Total noninterest income (loss)	11,810	2,113	3,439	2,296	5,517	(1,555)
Total revenue, net of interest expense	26,392	10,706	5,315	6,203	5,626	(1,458)
Provision for credit losses	931	1,089	25	(237)	(53)	107
Noninterest expense	16,238	5,473	4,067	2,940	3,351	407
Income (loss) before income taxes	9,223	4,144	1,223	3,500	2,328	(1,972)
Income tax expense (benefit)	1,062	1,036	306	945	640	(1,865)
Net income (loss)	$8,161	$3,108	$917	$2,555	$1,688	$(107)

Average
Total loans and leases	$1,041,352	$303,772	$221,448	$381,009	$125,046	$10,077
Total assets (1)	3,096,058	1,105,245	359,164	588,886	870,038	172,725
Total deposits	1,893,649	1,026,242	314,019	492,577	36,109	24,702
Quarter end
Total loans and leases	$1,046,406	$304,480	$217,804	$383,491	$130,804	$9,827
Total assets (1)	3,194,657	1,124,438	349,888	591,231	861,477	267,623
Total deposits	1,910,402	1,044,768	301,471	495,949	33,624	34,590

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net interest income	$8,197	$8,268	$8,391	$8,437	$8,593
Noninterest income:
Card income	1,272	1,324	1,325	1,341	1,274
Service charges	578	588	605	525	599
All other income	119	149	151	221	240
Total noninterest income	1,969	2,061	2,081	2,087	2,113
Total revenue, net of interest expense	10,166	10,329	10,472	10,524	10,706

Provision for credit losses	1,150	1,405	1,397	1,267	1,089

Noninterest expense	5,475	5,234	5,256	5,453	5,473
Income before income taxes	3,541	3,690	3,819	3,804	4,144
Income tax expense	885	922	955	951	1,036
Net income	$2,656	$2,768	$2,864	$2,853	$3,108

Net interest yield	3.31%	3.28%	3.26%	3.24%	3.27%
Return on average allocated capital (1)	25	26	27	27	30
Efficiency ratio	53.86	50.71	50.18	51.81	51.12

Balance Sheet
Average
Total loans and leases	$313,038	$313,438	$310,761	$306,662	$303,772
Total earning assets (2)	995,556	1,000,032	1,019,980	1,045,743	1,065,202
Total assets (2)	1,033,101	1,038,418	1,059,152	1,085,469	1,105,245
Total deposits	952,466	959,247	980,051	1,006,337	1,026,242
Allocated capital (1)	43,250	42,000	42,000	42,000	42,000

Period end
Total loans and leases	$311,725	$315,119	$313,216	$309,735	$304,480
Total earning assets (2)	1,022,320	1,009,360	1,023,162	1,043,228	1,081,780
Total assets (2)	1,060,482	1,049,830	1,062,038	1,084,512	1,124,438
Total deposits	978,761	969,572	982,302	1,004,482	1,044,768

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Average deposit balances
Checking	$548,604	$551,890	$562,319	$575,792	$580,910
Savings	57,401	58,975	62,352	66,142	68,327
MMS	266,056	277,912	296,833	317,942	339,823
CDs and IRAs	76,621	66,758	54,596	42,445	33,098
Other	3,784	3,712	3,951	4,016	4,084
Total average deposit balances	$952,466	$959,247	$980,051	$1,006,337	$1,026,242

Deposit spreads (excludes noninterest costs)
Checking	2.50%	2.47%	2.38%	2.30%	2.22%
Savings	2.80	2.90	2.77	2.65	2.53
MMS	3.20	3.64	3.49	3.28	2.99
CDs and IRAs	2.04	2.25	2.55	2.96	3.27
Other	5.19	5.21	5.05	4.80	4.37
Total deposit spreads	2.69	2.83	2.76	2.67	2.54

Consumer investment assets	$456,391	$424,410	$387,467	$386,761	$354,892

Active digital banking users (in thousands) (1)	47,079	46,265	45,797	45,713	44,962
Active mobile banking users (in thousands) (2)	38,544	37,927	37,487	37,329	36,322
Financial centers	3,804	3,845	3,862	3,887	3,892
ATMs	15,028	15,168	15,253	15,335	15,407

Total credit card (3)
Loans
Average credit card outstandings	$99,815	$100,389	$98,049	$94,431	$91,775
Ending credit card outstandings	98,453	102,200	99,686	97,009	92,469
Credit quality
Net charge-offs	$899	$777	$673	$610	$501
	3.62%	3.07%	2.72%	2.60%	2.21%
30+ delinquency	$2,446	$2,419	$2,097	$1,810	$1,674
	2.48%	2.37%	2.10%	1.87%	1.81%
90+ delinquency	$1,299	$1,224	$1,016	$897	$828
	1.32%	1.20%	1.02%	0.92%	0.90%
Other total credit card indicators (3)
Gross interest yield	12.24%	11.97%	12.03%	11.66%	11.85%
Risk-adjusted margin	6.81	7.18	7.70	7.83	8.69
New accounts (in thousands)	998	889	1,062	1,137	1,187
Purchase volumes	$87,011	$92,759	$91,711	$93,103	$85,544

Debit card data
Purchase volumes	$132,407	$136,183	$133,553	$132,962	$124,376

Loan production (4)
Consumer Banking:
First mortgage	$1,688	$1,753	$2,547	$2,889	$1,956
Home equity	1,600	1,939	2,035	2,171	2,183
Total (5):
First mortgage	$3,443	$3,932	$5,596	$5,940	$3,937
Home equity	1,891	2,255	2,421	2,542	2,596

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	First Quarter 2024			Fourth Quarter 2023
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,197	$5,269	$2,928	$8,268	$5,425	$2,843
Noninterest income:
Card income	1,272	(10)	1,282	1,324	(9)	1,333
Service charges	578	577	1	588	588	—
All other income	119	102	17	149	116	33
Total noninterest income	1,969	669	1,300	2,061	695	1,366
Total revenue, net of interest expense	10,166	5,938	4,228	10,329	6,120	4,209

Provision for credit losses	1,150	76	1,074	1,405	77	1,328

Noninterest expense	5,475	3,378	2,097	5,234	3,269	1,965
Income before income taxes	3,541	2,484	1,057	3,690	2,774	916
Income tax expense	885	621	264	922	693	229
Net income	$2,656	$1,863	$793	$2,768	$2,081	$687

Net interest yield	3.31%	2.23%	3.81%	3.28%	2.25%	3.64%
Return on average allocated capital (1)	25	55	11	26	60	10
Efficiency ratio	53.86	56.89	49.60	50.71	53.51	46.65

Balance Sheet
Average
Total loans and leases	$313,038	$4,241	$308,797	$313,438	$4,183	$309,255
Total earning assets (2)	995,556	950,194	308,914	1,000,032	955,931	309,503
Total assets (2)	1,033,101	982,857	313,795	1,038,418	988,956	314,864
Total deposits	952,466	947,843	4,623	959,247	954,228	5,019
Allocated capital (1)	43,250	13,700	29,550	42,000	13,700	28,300

Period end
Total loans and leases	$311,725	$4,260	$307,465	$315,119	$4,218	$310,901
Total earning assets (2)	1,022,320	976,167	307,634	1,009,360	965,088	311,008
Total assets (2)	1,060,482	1,008,366	313,598	1,049,830	999,372	317,194
Total deposits	978,761	972,906	5,855	969,572	964,136	5,436

				First Quarter 2023
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$8,593	$5,816	$2,777
Noninterest income:
Card income				1,274	(10)	1,284
Service charges				599	598	1
All other income				240	197	43
Total noninterest income				2,113	785	1,328
Total revenue, net of interest expense				10,706	6,601	4,105

Provision for credit losses				1,089	183	906

Noninterest expense				5,473	3,415	2,058
Income before income taxes				4,144	3,003	1,141
Income tax expense				1,036	751	285
Net income				$3,108	$2,252	$856

Net interest yield				3.27%	2.31%	3.76%
Return on average allocated capital (1)				30	67	12
Efficiency ratio				51.12	51.76	50.10

Balance Sheet
Average
Total loans and leases				$303,772	$4,119	$299,653
Total earning assets (2)				1,065,202	1,022,445	299,794
Total assets (2)				1,105,245	1,056,007	306,275
Total deposits				1,026,242	1,021,374	4,868
Allocated capital (1)				42,000	13,700	28,300

Period end
Total loans and leases				$304,480	$4,065	$300,415
Total earning assets (2)				1,081,780	1,038,545	300,595
Total assets (2)				1,124,438	1,074,571	307,227
Total deposits				1,044,768	1,039,744	5,024

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net interest income	$1,814	$1,711	$1,755	$1,805	$1,876
Noninterest income:
Investment and brokerage services	3,600	3,328	3,396	3,251	3,238
All other income	177	188	170	186	201
Total noninterest income	3,777	3,516	3,566	3,437	3,439
Total revenue, net of interest expense	5,591	5,227	5,321	5,242	5,315

Provision for credit losses	(13)	(26)	(6)	13	25

Noninterest expense	4,264	3,894	3,950	3,925	4,067
Income before income taxes	1,340	1,359	1,377	1,304	1,223
Income tax expense	335	340	344	326	306
Net income	$1,005	$1,019	$1,033	$978	$917

Net interest yield	2.23%	2.10%	2.16%	2.21%	2.20%
Return on average allocated capital (1)	22	22	22	21	20
Efficiency ratio	76.27	74.41	74.28	74.86	76.53

Balance Sheet
Average
Total loans and leases	$218,616	$219,425	$218,569	$218,604	$221,448
Total earning assets (2)	327,692	322,827	322,032	327,066	346,384
Total assets (2)	341,119	336,067	335,124	340,105	359,164
Total deposits	297,373	292,478	291,770	295,380	314,019
Allocated capital (1)	18,500	18,500	18,500	18,500	18,500

Period end
Total loans and leases	$219,844	$219,657	$218,913	$219,208	$217,804
Total earning assets (2)	329,515	330,653	320,196	324,820	336,560
Total assets (2)	343,718	344,626	333,779	338,184	349,888
Total deposits	298,039	299,657	290,732	292,526	301,471

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Revenue by Business
Merrill Wealth Management	$4,647	$4,326	$4,398	$4,340	$4,397
Bank of America Private Bank	944	901	923	902	918
Total revenue, net of interest expense	$5,591	$5,227	$5,321	$5,242	$5,315

Client Balances by Business, at period end
Merrill Wealth Management	$3,339,693	$3,182,735	$2,978,229	$3,057,680	$2,952,681
Bank of America Private Bank	633,697	606,639	572,624	577,514	568,925
Total client balances	$3,973,390	$3,789,374	$3,550,853	$3,635,194	$3,521,606

Client Balances by Type, at period end
Assets under management (1)	$1,730,005	$1,617,740	$1,496,601	$1,531,042	$1,467,242
Brokerage and other assets	1,758,642	1,688,923	1,578,123	1,628,294	1,571,409
Deposits	298,039	299,657	290,732	292,526	301,471
Loans and leases (2)	222,528	222,287	221,684	222,280	220,633
Less: Managed deposits in assets under management	(35,824)	(39,233)	(36,287)	(38,948)	(39,149)
Total client balances	$3,973,390	$3,789,374	$3,550,853	$3,635,194	$3,521,606

Assets Under Management Rollforward
Assets under management, beginning balance	$1,617,740	$1,496,601	$1,531,042	$1,467,242	$1,401,474
Net client flows	24,655	8,443	14,226	14,296	15,262
Market valuation/other	87,610	112,696	(48,667)	49,504	50,506
Total assets under management, ending balance	$1,730,005	$1,617,740	$1,496,601	$1,531,042	$1,467,242

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net interest income	$3,460	$3,435	$3,613	$3,690	$3,907
Noninterest income:
Service charges	750	749	754	735	714
Investment banking fees	850	690	743	718	668
All other income	920	1,054	1,093	1,319	914
Total noninterest income	2,520	2,493	2,590	2,772	2,296
Total revenue, net of interest expense	5,980	5,928	6,203	6,462	6,203

Provision for credit losses	229	(239)	(119)	9	(237)

Noninterest expense	3,012	2,781	2,804	2,819	2,940
Income before income taxes	2,739	3,386	3,518	3,634	3,500
Income tax expense	753	914	950	981	945
Net income	$1,986	$2,472	$2,568	$2,653	$2,555

Net interest yield	2.50%	2.45%	2.68%	2.80%	3.03%
Return on average allocated capital (1)	16	20	21	22	21
Efficiency ratio	50.37	46.92	45.22	43.59	47.41

Balance Sheet
Average
Total loans and leases	$373,608	$374,862	$376,214	$383,058	$381,009
Total earning assets (2)	555,957	557,147	534,153	527,959	522,374
Total assets (2)	623,073	624,093	601,378	595,585	588,886
Total deposits	525,699	527,597	504,432	497,533	492,577
Allocated capital (1)	49,250	49,250	49,250	49,250	49,250

Period end
Total loans and leases	$373,403	$373,891	$373,351	$381,609	$383,491
Total earning assets (2)	554,253	552,453	521,423	518,547	524,299
Total assets (2)	623,204	621,751	588,578	586,397	591,231
Total deposits	527,113	527,060	494,938	492,734	495,949

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Investment Banking fees (1)
Advisory (2)	$317	$350	$396	$333	$313
Debt issuance	383	265	255	263	290
Equity issuance	150	75	92	122	65
Total Investment Banking fees (3)	$850	$690	$743	$718	$668

Business Lending
Corporate	$1,065	$1,235	$1,300	$1,359	$1,034
Commercial	1,280	1,251	1,262	1,270	1,233
Business Banking	59	62	61	63	67
Total Business Lending revenue	$2,404	$2,548	$2,623	$2,692	$2,334

Global Transaction Services
Corporate	$1,335	$1,322	$1,392	$1,483	$1,549
Commercial	970	967	998	1,045	1,129
Business Banking	361	370	379	395	387
Total Global Transaction Services revenue	$2,666	$2,659	$2,769	$2,923	$3,065

Average deposit balances
Interest-bearing	$362,100	$351,007	$315,289	$289,187	$257,012
Noninterest-bearing	163,599	176,590	189,143	208,346	235,565
Total average deposits	$525,699	$527,597	$504,432	$497,533	$492,577

Provision for credit losses	$229	$(239)	$(119)	$9	$(237)

Credit quality (4, 5)
Reservable criticized utilized exposure	$22,530	$21,597	$22,025	$19,714	$18,104
	5.70%	5.46%	5.58%	4.89%	4.46%

Nonperforming loans, leases and foreclosed properties	$3,075	$2,673	$1,908	$1,248	$1,023
	0.83%	0.72%	0.51%	0.33%	0.27%

Average loans and leases by product
U.S. commercial	$226,470	$225,070	$225,758	$230,111	$229,558
Non-U.S. commercial	76,284	78,483	78,748	81,546	82,412
Commercial real estate	55,683	56,735	57,573	57,449	55,019
Commercial lease financing	15,170	14,573	14,134	13,951	14,019
Other	1	1	1	1	1
Total average loans and leases	$373,608	$374,862	$376,214	$383,058	$381,009

Total Corporation Investment Banking fees
Advisory (2)	$373	$389	$448	$375	$363
Debt issuance	885	589	570	600	644
Equity issuance	363	199	232	287	168
Total investment banking fees including self-led deals	1,621	1,177	1,250	1,262	1,175
Self-led deals	(53)	(32)	(62)	(50)	(12)
Total Investment Banking fees	$1,568	$1,145	$1,188	$1,212	$1,163

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net interest income	$681	$598	$674	$297	$109
Noninterest income:
Investment and brokerage services	495	486	475	499	533
Investment banking fees	708	439	463	503	469
Market making and similar activities	3,830	2,428	3,195	3,409	4,398
All other income	169	137	135	163	117
Total noninterest income	5,202	3,490	4,268	4,574	5,517
Total revenue, net of interest expense (1)	5,883	4,088	4,942	4,871	5,626

Provision for credit losses	(36)	(60)	(14)	(4)	(53)

Noninterest expense	3,492	3,271	3,235	3,349	3,351
Income before income taxes	2,427	877	1,721	1,526	2,328
Income tax expense	704	241	473	420	640
Net income	$1,723	$636	$1,248	$1,106	$1,688

Return on average allocated capital (2)	15%	6%	11%	10%	15%
Efficiency ratio	59.38	80.00	65.47	68.74	59.56

Balance Sheet
Average
Total trading-related assets	$629,826	$615,414	$609,744	$621,125	$626,035
Total loans and leases	133,756	133,631	131,298	128,539	125,046
Total earning assets	692,851	667,094	655,971	657,947	627,935
Total assets	895,382	867,953	863,653	877,471	870,038
Total deposits	32,585	31,950	31,890	33,222	36,109
Allocated capital (2)	45,500	45,500	45,500	45,500	45,500

Period end
Total trading-related assets	$628,890	$542,544	$613,009	$599,787	$599,841
Total loans and leases	135,267	136,223	134,386	131,128	130,804
Total earning assets	698,279	637,955	660,172	640,712	632,873
Total assets	902,741	817,588	864,792	851,771	861,477
Total deposits	34,847	34,833	31,041	33,049	33,624

Trading-related assets (average)
Trading account securities	$323,210	$309,051	$307,990	$317,928	$339,248
Reverse repurchases	134,081	133,209	135,401	139,480	126,760
Securities borrowed	134,852	129,365	119,936	120,481	116,280
Derivative assets	37,683	43,789	46,417	43,236	43,747
Total trading-related assets	$629,826	$615,414	$609,744	$621,125	$626,035

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Sales and trading revenue (1)
Fixed-income, currencies and commodities	$3,231	$2,079	$2,710	$2,667	$3,440
Equities	1,861	1,540	1,695	1,618	1,627
Total sales and trading revenue	$5,092	$3,619	$4,405	$4,285	$5,067

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$3,307	$2,206	$2,723	$2,764	$3,429
Equities	1,870	1,545	1,698	1,623	1,624
Total sales and trading revenue, excluding net debit valuation adjustment	$5,177	$3,751	$4,421	$4,387	$5,053

Sales and trading revenue breakdown
Net interest income	$512	$432	$518	$137	$(74)
Commissions	494	486	474	492	529
Trading	3,830	2,428	3,194	3,407	4,398
Other	256	273	219	249	214
Total sales and trading revenue	$5,092	$3,619	$4,405	$4,285	$5,067

(1)    Includes Global Banking sales and trading revenue of $144 million, $190 million, $133 million, $154 million and $177 million for the first quarter of 2024 and the fourth, third, second and first quarters of 2023, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(85) million, $(132) million, $(16) million, $(102) million and $14 million for the first quarter of 2024 and the fourth, third, second and first quarters of 2023, respectively. FICC net DVA gains (losses) were $(76) million, $(127) million, $(13) million, $(97) million and $11 million for the first quarter of 2024 and the fourth, third, second and first quarters of 2023, respectively. Equities net DVA gains (losses) were $(9) million, $(5) million, $(3) million, $(5) million and $3 million for the first quarter of 2024 and the fourth, third, second and first quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Net interest income	$38	$79	$99	$64	$97
Noninterest income (loss)	(1,682)	(3,547)	(1,717)	(1,831)	(1,555)
Total revenue, net of interest expense	(1,644)	(3,468)	(1,618)	(1,767)	(1,458)

Provision for credit losses	(11)	24	(24)	(160)	107

Noninterest expense	994	2,551	593	492	407
Loss before income taxes	(2,627)	(6,043)	(2,187)	(2,099)	(1,972)
Income tax expense (benefit)	(1,931)	(2,292)	(2,276)	(1,917)	(1,865)
Net income (loss)	$(696)	$(3,751)	$89	$(182)	$(107)

Balance Sheet
Average
Total loans and leases	$8,872	$9,349	$9,412	$9,745	$10,077
Total assets (2)	354,484	346,628	269,159	276,728	172,725
Total deposits	99,339	93,739	68,010	42,881	24,702

Period end
Total loans and leases	$8,917	$8,842	$9,283	$9,544	$9,827
Total assets (3)	343,658	346,356	303,903	262,334	267,623
Total deposits	107,736	92,705	85,588	54,418	34,590

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $958.0 billion, $958.4 billion, $955.7 billion, $977.8 billion and $1.0 trillion for the first quarter of 2024 and the fourth, third, second and first quarters of 2023, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $987.1 billion, $972.9 billion, $945.7 billion, $963.6 billion and $1.0 trillion at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2024	December 31 2023	March 31 2023
Consumer
Residential mortgage	$227,435	$228,403	$228,827
Home equity	25,185	25,527	25,868
Credit card	98,453	102,200	92,469
Direct/Indirect consumer (1)	102,849	103,468	104,540
Other consumer (2)	115	124	120
Total consumer loans excluding loans accounted for under the fair value option	454,037	459,722	451,824
Consumer loans accounted for under the fair value option (3)	235	243	334
Total consumer	454,272	459,965	452,158

Commercial
U.S. commercial	362,744	358,931	360,655
Non-U.S. commercial	123,073	124,581	124,827
Commercial real estate (4)	71,652	72,878	73,051
Commercial lease financing	14,781	14,854	13,448
	572,250	571,244	571,981
U.S. small business commercial (5)	19,931	19,197	18,204
Total commercial loans excluding loans accounted for under the fair value option	592,181	590,441	590,185
Commercial loans accounted for under the fair value option (3)	2,703	3,326	4,063
Total commercial	594,884	593,767	594,248
Total loans and leases	$1,049,156	$1,053,732	$1,046,406

(1)Includes primarily auto and specialty lending loans and leases of $54.1 billion, $53.9 billion and $52.7 billion, U.S. securities-based lending loans of $45.3 billion, $46.0 billion and $48.1 billion and non-U.S. consumer loans of $2.7 billion, $2.8 billion and $2.8 billion at March 31, 2024, December 31, 2023 and March 31, 2023, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $62 million, $66 million and $72 million and home equity loans of $173 million, $177 million and $262 million at March 31, 2024, December 31, 2023 and March 31, 2023, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $1.7 billion, $2.2 billion and $2.2 billion and non-U.S. commercial loans of $1.0 billion, $1.2 billion and $1.9 billion at March 31, 2024, December 31, 2023 and March 31, 2023, respectively.
(4)Includes U.S. commercial real estate loans of $65.5 billion, $66.8 billion and $67.2 billion and non-U.S. commercial real estate loans of $6.2 billion, $6.1 billion and $5.8 billion at March 31, 2024, December 31, 2023 and March 31, 2023, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,748	$115,536	$105,177	$1	$—	$7,034
Home equity	25,522	21,289	2,402	—	159	1,672
Credit card	99,815	96,480	3,335	—	—	—
Direct/Indirect and other consumer	103,371	54,413	48,956	—	—	2
Total consumer	456,456	287,718	159,870	1	159	8,708

Commercial
U.S. commercial	379,566	25,310	51,029	226,470	76,590	167
Non-U.S. commercial	125,024	—	572	76,284	47,861	307
Commercial real estate	71,986	10	7,145	55,683	9,146	2
Commercial lease financing	14,858	—	—	15,170	—	(312)
Total commercial	591,434	25,320	58,746	373,607	133,597	164
Total loans and leases	$1,047,890	$313,038	$218,616	$373,608	$133,756	$8,872

	Fourth Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,975	$116,278	$105,184	$1	$—	$7,512
Home equity	25,756	21,307	2,419	—	165	1,865
Credit card	100,389	97,013	3,378	—	—	(2)
Direct/Indirect and other consumer	103,606	54,035	49,568	—	—	3
Total consumer	458,726	288,633	160,549	1	165	9,378

Commercial
U.S. commercial	379,215	24,794	51,196	225,070	77,959	196
Non-U.S. commercial	125,371	—	535	78,483	46,258	95
Commercial real estate	73,140	11	7,145	56,735	9,249	—
Commercial lease financing	14,253	—	—	14,573	—	(320)
Total commercial	591,979	24,805	58,876	374,861	133,466	(29)
Total loans and leases	$1,050,705	$313,438	$219,425	$374,862	$133,631	$9,349

	First Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$229,275	$117,747	$103,700	$1	$—	$7,827
Home equity	26,513	21,571	2,444	—	200	2,298
Credit card	91,775	88,731	3,045	—	—	(1)
Direct/Indirect and other consumer	105,657	52,728	52,927	—	—	2
Total consumer	453,220	280,777	162,116	1	200	10,126

Commercial
U.S. commercial	376,852	22,985	52,067	229,558	72,074	168
Non-U.S. commercial	127,003	—	999	82,412	43,478	114
Commercial real estate	70,591	10	6,266	55,019	9,294	2
Commercial lease financing	13,686	—	—	14,019	—	(333)
Total commercial	588,132	22,995	59,332	381,008	124,846	(49)
Total loans and leases	$1,041,352	$303,772	$221,448	$381,009	$125,046	$10,077

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2024	December 31 2023	March 31 2023	March 31 2024	December 31 2023	March 31 2023
Asset managers and funds	$104,602	$103,138	$102,345	$172,321	$169,318	$164,480
Real estate (5)	72,992	73,150	73,515	99,338	100,269	101,072
Capital goods	49,292	49,698	48,146	94,710	97,044	88,060
Finance companies	60,501	62,906	58,226	89,253	89,119	81,811
Healthcare equipment and services	35,013	35,037	34,245	61,827	61,766	59,280
Materials	25,257	25,223	27,224	54,935	55,296	56,244
Retailing	25,399	24,561	26,021	53,193	54,523	54,127
Consumer services	29,287	27,355	27,475	51,724	49,105	48,491
Food, beverage and tobacco	23,624	23,865	24,307	48,283	49,426	46,838
Government and public education	31,453	31,051	33,443	47,041	45,873	46,931
Individuals and trusts	32,800	32,481	31,874	44,587	43,938	43,488
Commercial services and supplies	23,073	22,642	24,136	41,480	41,473	41,711
Utilities	17,571	18,610	19,118	39,298	39,481	39,209
Energy	12,143	12,450	13,667	37,978	36,996	34,923
Transportation	23,868	24,200	22,051	35,924	36,267	33,846
Technology hardware and equipment	11,363	11,951	10,500	29,605	29,160	29,807
Global commercial banks	22,816	22,749	26,910	25,667	25,684	29,047
Software and services	9,904	9,830	11,678	25,257	22,381	25,300
Media	12,944	13,033	15,102	24,998	24,908	29,006
Vehicle dealers	17,365	16,283	13,281	23,370	22,570	21,237
Consumer durables and apparel	8,948	9,184	10,167	20,771	20,732	21,784
Pharmaceuticals and biotechnology	7,202	6,852	6,581	20,428	22,169	21,419
Insurance	8,499	9,371	10,007	19,423	19,322	19,109
Telecommunication services	9,396	9,224	9,646	17,186	17,269	17,666
Automobiles and components	7,508	7,049	8,163	15,724	16,459	15,910
Food and staples retailing	7,512	7,423	7,331	13,200	12,496	12,507
Financial markets infrastructure (clearinghouses)	2,687	4,229	3,013	5,008	6,503	8,526
Religious and social organizations	2,734	2,754	2,542	4,643	4,565	4,557
Total commercial credit exposure by industry	$695,753	$696,299	$700,714	$1,217,172	$1,214,112	$1,196,386

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $57.7 billion, $55.8 billion and $29.1 billion at March 31, 2024, December 31, 2023 and March 31, 2023, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $27.9 billion, $29.4 billion and $51.0 billion, which consists primarily of other marketable securities, at March 31, 2024, December 31, 2023 and March 31, 2023, respectively.
(2)Total utilized and total committed exposure includes loans of $2.7 billion, $3.3 billion and $4.1 billion and issued letters of credit with a notional amount of $25 million, $14 million and $15 million accounted for under the fair value option at March 31, 2024, December 31, 2023 and March 31, 2023, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.1 billion, $2.6 billion and $3.1 billion at March 31, 2024, December 31, 2023 and March 31, 2023, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2024	December 31 2023	September 30 2023	June 30 2023	March 31 2023
Residential mortgage	$2,112	$2,114	$2,185	$2,140	$2,125
Home equity	438	450	479	482	488
Direct/Indirect consumer	147	148	128	107	101
Total consumer	2,697	2,712	2,792	2,729	2,714
U.S. commercial	720	636	561	476	559
Non-U.S. commercial	157	175	102	84	125
Commercial real estate	2,273	1,927	1,343	816	502
Commercial lease financing	16	19	18	6	4
	3,166	2,757	2,024	1,382	1,190
U.S. small business commercial	20	16	17	15	14
Total commercial	3,186	2,773	2,041	1,397	1,204
Total nonperforming loans and leases	5,883	5,485	4,833	4,126	3,918
Foreclosed properties (1)	151	145	160	148	165
Total nonperforming loans, leases, and foreclosed properties(2, 3)	$6,034	$5,630	$4,993	$4,274	$4,083

Fully-insured home loans past due 30 days or more and still accruing	$476	$527	$523	$525	$580
Consumer credit card past due 30 days or more and still accruing	2,446	2,419	2,097	1,811	1,674
Other loans past due 30 days or more and still accruing	2,907	2,974	2,848	2,920	3,146
Total loans past due 30 days or more and still accruing (4, 5)	$5,829	$5,920	$5,468	$5,256	$5,400

Fully-insured home loans past due 90 days or more and still accruing	$230	$252	$265	$288	$338
Consumer credit card past due 90 days or more and still accruing	1,299	1,224	1,016	896	828
Other loans past due 90 days or more and still accruing	343	280	286	356	508
Total loans past due 90 days or more and still accruing (5)	$1,872	$1,756	$1,567	$1,540	$1,674

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.18%	0.18%	0.16%	0.14%	0.13%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (5)	0.58	0.54	0.48	0.41	0.39
Nonperforming loans and leases/Total loans and leases (6)	0.56	0.52	0.46	0.39	0.38

Commercial reservable criticized utilized exposure (7)	$24,529	$23,300	$23,722	$21,469	$19,789
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.93%	3.74%	3.83%	3.44%	3.17%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	4.13	4.00	4.12	3.79	3.67

(1)Includes repossessed assets of $23 million for the first quarter of 2024, $22 million and $20 million for the fourth and third quarters of 2023 and $0 for the remaining quarters.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $379 million, $161 million, $173 million, $174 million and $250 million at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $106 million, $72 million, $22 million, $39 million and $36 million at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $2.9 billion, $3.6 billion, $4.3 billion, $4.3 billion and $4.4 billion at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,712	$2,792	$2,729	$2,714	$2,754
Additions	254	247	297	258	253
Reductions:
Paydowns and payoffs	(131)	(129)	(117)	(131)	(103)
Sales	(1)	(57)	(2)	(2)	(2)
Returns to performing status (2)	(113)	(122)	(91)	(92)	(170)
Charge-offs (3)	(10)	(15)	(13)	(13)	(12)
Transfers to foreclosed properties	(14)	(4)	(11)	(5)	(6)
Total net additions (reductions) to nonperforming loans and leases	(15)	(80)	63	15	(40)
Total nonperforming consumer loans and leases, end of period	2,697	2,712	2,792	2,729	2,714
Foreclosed properties (4)	112	103	112	97	117
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,809	$2,815	$2,904	$2,826	$2,831

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$2,773	$2,041	$1,397	$1,204	$1,054
Additions	1,006	1,085	875	484	419
Reductions:
Paydowns	(220)	(121)	(153)	(171)	(72)
Sales	(1)	(1)	—	(3)	—
Returns to performing status (6)	(4)	(45)	(2)	(7)	(52)
Charge-offs	(368)	(186)	(67)	(87)	(88)
Transfers to foreclosed properties	—	—	—	(23)	—
Transfers to loans held-for-sale	—	—	(9)	—	(57)
Total net additions (reductions) to nonperforming loans and leases	413	732	644	193	150
Total nonperforming commercial loans and leases, end of period	3,186	2,773	2,041	1,397	1,204
Foreclosed properties (4)	39	42	48	51	48
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,225	$2,815	$2,089	$1,448	$1,252

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 26.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $22 million in consumer loans and $1 million in commercial loans for the first quarter of 2024. Includes $20 million and $19 million in consumer loans and $2 million and $1 million in commercial loans for the fourth and third quarters of 2023 and $0 for the remaining quarters.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	First Quarter 2024		Fourth Quarter 2023		Third Quarter 2023		Second Quarter 2023		First Quarter 2023
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$3	0.01%	$11	0.02%	$2	—%	$2	—%	$1	—%
Home equity (3)	(13)	(0.20)	(17)	(0.26)	(14)	(0.22)	(16)	(0.25)	(12)	(0.18)
Credit card	899	3.62	777	3.07	673	2.72	610	2.60	501	2.21
Direct/Indirect consumer	65	0.26	49	0.19	25	0.10	17	0.06	1	—
Other consumer	74	n/m	93	n/m	118	n/m	107	n/m	162	n/m
Total consumer	1,028	0.91	913	0.79	804	0.70	720	0.64	653	0.58
U.S. commercial	66	0.07	67	0.07	5	0.01	5	0.01	47	0.05
Non-U.S. commercial	(9)	(0.03)	1	—	(2)	(0.01)	—	—	20	0.07
Total commercial and industrial	57	0.05	68	0.06	3	—	5	—	67	0.06
Commercial real estate	304	1.70	115	0.62	39	0.21	69	0.37	22	0.12
Commercial lease financing	1	0.03	(1)	—	3	0.08	1	—	(1)	(0.01)
	362	0.26	182	0.13	45	0.03	75	0.05	88	0.06
U.S. small business commercial	108	2.22	97	1.99	82	1.74	74	1.62	66	1.48
Total commercial	470	0.32	279	0.19	127	0.09	149	0.10	154	0.11
Total net charge-offs	$1,498	0.58	$1,192	0.45	$931	0.35	$869	0.33	$807	0.32

By Business Segment and All Other
Consumer Banking	$1,144	1.47%	$1,023	1.30%	$911	1.16%	$819	1.07%	$729	0.97%
Global Wealth & Investment Management	17	0.03	12	0.02	4	0.01	3	0.01	6	0.01
Global Banking	350	0.38	160	0.17	20	0.02	59	0.06	87	0.09
Global Markets	—	—	8	0.02	13	0.04	5	0.02	—	—
All Other	(13)	(0.59)	(11)	(0.48)	(17)	(0.68)	(17)	(0.74)	(15)	(0.59)
Total net charge-offs	$1,498	0.58	$1,192	0.45	$931	0.35	$869	0.33	$807	0.32

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $8 million for the fourth quarter of 2023 and $0 for the remaining quarters.
(3)Includes loan sale net charge-offs (recoveries) of $(3) million for the fourth quarter of 2023 and $0 for the remaining quarters.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2024		December 31, 2023		March 31, 2023
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$292	0.13%	$339	0.15%	$305	0.13%
Home equity	63	0.25	47	0.19	98	0.38
Credit card	7,296	7.41	7,346	7.19	6,220	6.73
Direct/Indirect consumer	751	0.73	715	0.69	628	0.60
Other consumer	74	n/m	73	n/m	110	n/m
Total consumer	8,476	1.87	8,520	1.85	7,361	1.63
U.S. commercial (2)	2,596	0.68	2,600	0.69	2,835	0.75
Non-U.S. commercial	812	0.66	842	0.68	1,019	0.82
Commercial real estate	1,292	1.80	1,342	1.84	1,253	1.72
Commercial lease financing	37	0.25	38	0.26	46	0.34
Total commercial	4,737	0.80	4,822	0.82	5,153	0.87
Allowance for loan and lease losses	13,213	1.26	13,342	1.27	12,514	1.20
Reserve for unfunded lending commitments	1,158		1,209		1,437
Allowance for credit losses	$14,371		$14,551		$13,951

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.26%		1.27%		1.20%
Allowance for loan and lease losses/Total nonperforming loans and leases		225		243		319
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.19		2.82		3.83

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 23.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.1 billion, $1.0 billion and $864 million at March 31, 2024, December 31, 2023 and March 31, 2023, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$7,262	$3,124	$8,095	$8,034	$9,089
Provision for credit losses	1,319	1,104	1,234	1,125	931
Pretax, pre-provision income	$8,581	$4,228	$9,329	$9,159	$10,020

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$292,511	$288,618	$284,975	$282,425	$277,252
Goodwill	(69,021)	(69,021)	(69,021)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(1,990)	(2,010)	(2,029)	(2,049)	(2,068)
Related deferred tax liabilities	874	886	890	895	899
Tangible shareholders’ equity	$222,374	$218,473	$214,815	$212,249	$207,061
Preferred stock	(28,397)	(28,397)	(28,397)	(28,397)	(28,397)
Tangible common shareholders’ equity	$193,977	$190,076	$186,418	$183,852	$178,664

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$293,552	$291,646	$287,064	$283,319	$280,196
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(1,977)	(1,997)	(2,016)	(2,036)	(2,055)
Related deferred tax liabilities	869	874	886	890	895
Tangible shareholders’ equity	$223,423	$221,502	$216,913	$213,152	$210,014
Preferred stock	(28,397)	(28,397)	(28,397)	(28,397)	(28,397)
Tangible common shareholders’ equity	$195,026	$193,105	$188,516	$184,755	$181,617

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,273,803	$3,180,151	$3,153,090	$3,123,198	$3,194,657
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(1,977)	(1,997)	(2,016)	(2,036)	(2,055)
Related deferred tax liabilities	869	874	886	890	895
Tangible assets	$3,203,674	$3,110,007	$3,082,939	$3,053,031	$3,124,475

Book value per share of common stock
Common shareholders’ equity	$265,155	$263,249	$258,667	$254,922	$251,799
Ending common shares issued and outstanding	7,866.9	7,895.5	7,923.4	7,953.6	7,972.4
Book value per share of common stock	$33.71	$33.34	$32.65	$32.05	$31.58

Tangible book value per share of common stock
Tangible common shareholders’ equity	$195,026	$193,105	$188,516	$184,755	$181,617
Ending common shares issued and outstanding	7,866.9	7,895.5	7,923.4	7,953.6	7,972.4
Tangible book value per share of common stock	$24.79	$24.46	$23.79	$23.23	$22.78

Current-period information is preliminary and based on company data available at the time of the presentation.	30